              As filed with the Securities and Exchange Commission
                               on March 22, 2002

                                  SCHEDULE 14A

                    Information required in Proxy Statement
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

    Filed by Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                 CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                                 Not Applicable

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                                 (800) 293-1232
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017

                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 2002

                              -------------------

TO OUR SHAREHOLDERS:

    Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of the Credit Suisse Asset Management Income Fund, Inc. (the "Fund") will be held on April 25, 2002, at 1:00 p.m. at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017, for the following purposes:

    1.  To elect two Directors of the Fund (Proposal Number 1); and

    2. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

    These items are discussed in greater detail in the attached Proxy Statement.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE FUND'S NOMINEES.

    The close of business on Monday, March 4, 2002 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the meeting.

    This notice and related proxy material are first being mailed on or about March 26, 2002.

                                          By Order of the Board of Directors

                                                  /s/ Michael Pignataro
                                                    MICHAEL PIGNATARO
                                                        SECRETARY

Dated: March 26, 2002

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                                 (800) 293-1232
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                              -------------------

                                PROXY STATEMENT
                               -----------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Directors (the "Board of Directors") of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held on April 25, 2002, at 1:00 p.m. at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017. The purpose of the Meeting and the proposal to be voted on are set forth in the accompanying Notice of Annual Meeting of Shareholders. The Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, CSAM, the investment adviser to the Fund, Brown Brothers Harriman & Co., the administrator of the Fund (the "Administrator"), or Georgeson Shareholder
Communications, Inc. ("Georgeson"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee of approximately $3,500 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of Georgeson for its services in soliciting Proxies and
(d) supplementary solicitations to submit Proxies, will be borne by the Fund.

    The principal executive office of CSAM is 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Administrator has its principal executive office at 40 Water Street, Boston, Massachusetts 02109.

    The Fund's Annual Report containing audited financial statements for the fiscal year ended December 31, 2001 has been previously furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material.

    If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If, however, no instructions are specified, shares will be voted "FOR" the Fund's Nominees. Should any other matter requiring a vote of shareholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. THE FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY WRITING TO THE FUND AT THE ADDRESS LISTED ABOVE OR BY CALLING 1-800-293-1232.

    Approval of Proposal Number 1 requires a plurality of the votes cast at the Meeting.

    A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at such Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy and the persons named as proxies will vote those proxies that they are entitled to vote "FOR" or "AGAINST" any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    The close of business on March 4, 2002 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, proxy statement and form of proxy will be mailed to shareholders on or about March 26, 2002. On March 4, 2002, there were 49,895,588 shares outstanding. Each share is entitled to one vote at the Meeting, and fractional shares are entitled to proportionate shares of one vote.

    In order that your shares may be represented at the Meeting, you are requested to:

    - indicate your instructions on the Proxy;

    - date and sign the Proxy;

    - mail the Proxy promptly in the enclosed envelope;

    - allow sufficient time for the Proxy to be received and processed on or before 1:00 p.m. on April 25, 2002.

                               PROPOSAL NUMBER 1
              ELECTION OF TWO DIRECTORS TO THE BOARD OF DIRECTORS

    The first proposal to be considered at the Meeting is the election of two Directors to the Board of Directors of the Fund. Pursuant to the Fund's
Articles of Incorporation, the Board of Directors is divided into three classes, each class having a term of three years. Each year the term of one class will expire. James S. Pasman, Jr. and William W. Priest, Jr., Directors whose current terms expire on the date of this meeting, have been nominated to serve as Class I Directors for three-year terms to expire at the Fund's 2005 Annual Meeting of Shareholders or until respective successors are duly elected and qualified. Lawrence J. Fox is a Class II Director whose term will expire at the Fund's 2003 Annual Meeting of Shareholders. Enrique R. Arzac is a Class III Director whose term will expire at the Fund's 2004 Annual Meeting of Shareholders.

    The nominees for election are recommended by the Board and were selected and nominated by those members of the Board of the Fund who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

    Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement. The Board of Directors has no reason to believe that Messrs. Pasman or Priest will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such other person as the Board of Directors may recommend. Each director named below who is deemed an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Mr. Priest is an interested person of the Fund by virtue of his former position as an officer of CSAM.

    The following table sets forth certain information regarding the nominees for election to the Board of the Fund, directors whose terms of office continue beyond the 2002 annual meeting, and the officers of the Fund.

                                                                                                               NUMBER OF
                                                                                                             PORTFOLIOS IN
                                                                                                                 FUND
                                     POSITION(S)            TERM OF OFFICE                PRINCIPAL             COMPLEX
                                      HELD WITH             AND LENGTH OF            OCCUPATION(S) DURING     OVERSEEN BY
      NAME, ADDRESS, AND AGE             FUND                TIME SERVED                 PAST 5 YEARS          DIRECTOR
-----------------------------------  ------------  --------------------------------  --------------------  -----------------
NON-INTERESTED DIRECTORS:
Enrique R. Arzac ..................  Director      Since 1990; current term ends at  Professor of Finance          8
 c/o CSAM                                          the 2004 annual meeting.          and Economics,
 466 Lexington Avenue                                                                Graduate School of
 New York, NY 10017                                                                  Business, Columbia
 Age: 60                                                                             University
                                                                                     (1971-present).

Lawrence J. Fox ...................  Director      Since 1990; current term ends at  Partner, Drinker              3
 One Logan Square                                  the 2003 annual meeting.          Biddle & Reath (law
 18th & Cherry Streets                                                               firm) (1976 --
 Philadelphia, PA 19103                                                              present); Managing
 Age: 58                                                                             Partner, Drinker
                                                                                     Biddle & Reath
                                                                                     (1991 -- 1998).


                                           OTHER
                                       DIRECTORSHIPS
                                          HELD BY
      NAME, ADDRESS, AND AGE             DIRECTOR
-----------------------------------  -----------------
NON-INTERESTED DIRECTORS:
Enrique R. Arzac ..................  Director of The
 c/o CSAM                            Adams Express
 466 Lexington Avenue                Company (a
 New York, NY 10017                  closed-end
 Age: 60                             investment
                                     company);
                                     Director of
                                     Petroleum and
                                     Resources
                                     Corporation (a
                                     closed-end
                                     investment
                                     company).
Lawrence J. Fox ...................  Director,
 One Logan Square                    Winthrop Trust
 18th & Cherry Streets               Company.
 Philadelphia, PA 19103
 Age: 58

                                                                                                               NUMBER OF
                                                                                                             PORTFOLIOS IN
                                                                                                                 FUND
                                     POSITION(S)            TERM OF OFFICE                PRINCIPAL             COMPLEX
                                      HELD WITH             AND LENGTH OF            OCCUPATION(S) DURING     OVERSEEN BY
      NAME, ADDRESS, AND AGE             FUND                TIME SERVED                 PAST 5 YEARS          DIRECTOR
-----------------------------------  ------------  --------------------------------  --------------------  -----------------
James S. Pasman, Jr. ..............  Director      Since 1990; current term ends at  Currently retired;           61
 29 The Trillium                                   the 2002 annual meeting.          President and Chief
 Pittsburgh, PA 15238                                                                Operating Officer of
 Age: 71                                                                             National Inter-
                                                                                     Group, Inc.
                                                                                     (4/89-3/91);
                                                                                     Chairman of Permian
                                                                                     Oil Co. (4/89-3/91).
INTERESTED DIRECTOR:

William W. Priest, Jr.* ...........  Director      Since 1997; current term ends at  Senior Partner of            66
 12 East 49th Street                               the 2002 annual meeting.          Steinberg Priest
 New York, NY 10017                                                                  Capital Management
 Age: 60                                                                             (3/01 - present);
                                                                                     Chairman and
                                                                                     Managing Director of
                                                                                     CSAM (5/00-2/01);
                                                                                     Chief Executive
                                                                                     Officer and Managing
                                                                                     Director of CSAM
                                                                                     (11/89-5/00).


                                           OTHER
                                       DIRECTORSHIPS
                                          HELD BY
      NAME, ADDRESS, AND AGE             DIRECTOR
-----------------------------------  -----------------
James S. Pasman, Jr. ..............  Director of
 29 The Trillium                     Education
 Pittsburgh, PA 15238                Management Corp.,
 Age: 71                             Tyco
                                     International
                                     Ltd.; Trustee of
                                     Deutsche VIT
                                     Funds overseeing
                                     six portfolios.
INTERESTED DIRECTOR:
William W. Priest, Jr.* ...........         --
 12 East 49th Street
 New York, NY 10017
 Age: 60

                                     POSITION(S)            TERM OF OFFICE                PRINCIPAL
                                      HELD WITH             AND LENGTH OF            OCCUPATION(S) DURING
       NAME, ADDRESS AND AGE             FUND                TIME SERVED                 PAST 5 YEARS
-----------------------------------  ------------  --------------------------------  --------------------
OFFICERS:

Hal Liebes ........................  Senior Vice   Senior Vice President since       Managing Director
  c/o CSAM                           President     1996.                             and General Counsel
  466 Lexington Avenue                                                               of CSAM (12/99 --
  New York, NY 10017                                                                 present); Director
  Age: 37                                                                            and General Counsel
                                                                                     of CSAM (3/97 --
                                                                                     12/99).

Michael A. Pignataro ..............  Chief         Chief Financial Officer, Vice     Director of CSAM
  c/o CSAM                           Financial     President and Secretary since     (1/01 -- present);
  466 Lexington Avenue               Officer,      1995.                             Vice President of
  New York, NY 10017                 Vice                                            CSAM (12/95 --
  Age: 42                            President                                       12/00).
                                     and
                                     Secretary

Richard J. Lindquist ..............  President     President and Chief Investment    Managing Director of
  c/o CSAM                           and Chief     Officer since 1996.               CSAM (8/89 -
  466 Lexington Avenue               Investment                                      present).
  New York, NY 10017                 Officer
  Age: 41

Robert M. Rizza ...................  Vice          Vice President and Treasurer      Assistant Vice
  c/o CSAM                           President     since 1999.                       President of CSAM
  466 Lexington Avenue               and                                             (1/01 -- present);
  New York, NY 10017                 Treasurer                                       Administrative
  Age: 36                                                                            Officer of CSAM
                                                                                     (3/98 -- 12/00);
                                                                                     Assistant Treasurer
                                                                                     Bankers Trust
                                                                                     Company (4/94 --
                                                                                     3/98).

                                     POSITION(S)            TERM OF OFFICE                PRINCIPAL
                                      HELD WITH             AND LENGTH OF            OCCUPATION(S) DURING
       NAME, ADDRESS AND AGE             FUND                TIME SERVED                 PAST 5 YEARS
-----------------------------------  ------------  --------------------------------  --------------------
Leland Crabbe .....................  Investment    Investment Officer since 2001.    Director of CSAM
  c/o CSAM                           Officer                                         (1999 -- present);
  466 Lexington Avenue                                                               Managing Director of
  New York, NY 10017                                                                 Cigna Investments
  Age: 40                                                                            (1998 -- 1999);
                                                                                     Director of CSAM
                                                                                     (1998).

    Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the CSAM Family of Investment Companies owned by each Director.

                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                        SECURITIES IN ALL FUNDS OVERSEEN BY
                                     DOLLAR RANGE OF EQUITY SECURITIES      DIRECTOR IN CSAM FAMILY OF
         NAME OF DIRECTOR                   IN THE FUND*(1)(2)             INVESTMENT COMPANIES* (1)(3)
-----------------------------------  ---------------------------------  -----------------------------------
Enrique R. Arzac...................                 C                                   E
Lawrence J. Fox....................                 E                                   E
James S. Pasman, Jr................                 C                                   E
William W. Priest, Jr..............                 A                                   A

---------------------

*   Key to Dollar Ranges

A. None

B.  $1 -- $10,000

C.  $10,001 -- $50,000

D. $50,001 -- $100,000

E.  over $100,000

(1) This information has been furnished by each director as of December 31, 2001. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 (the "1934 Act").

(2) The Fund's Directors and Officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.

(3) "CSAM Family of Investment Companies" means any two or more registered investment companies that share CSAM as investment adviser and hold themselves out to investors as related companies for purposes of investment and investor services.

    As of December 31, 2001, none of the non-interested nominees for election to the Board of the Fund, the non-interested directors or their immediate family members owned beneficially or of record any class of securities in CSAM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CSAM.

    During the fiscal year ended December 31, 2001, each director who was not a director, officer, partner, co-partner or employee of CSAM, the Administrator, or any affiliate thereof, received an annual fee of $12,500 and $1,000 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended December 31, 2001 to all such unaffiliated directors was $61,500.

    During the fiscal year ended December 31, 2001, the Board convened eight times. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the period for which he was a Director.

    Messrs. Arzac, Fox and Pasman constitute the Fund's Audit Committee, which is composed of directors who are not interested persons of the Fund and who are independent (as such term is defined by the New York Stock Exchange's listing standards). The Audit Committee met twice during the fiscal year ended December 31, 2001. Messrs. Arzac, Fox and Pasman also constitute the Fund's Nominating Committee, which is composed of directors who are not interested persons of the Fund. The Nominating Committee did not meet during the fiscal year ended December 31, 2001. The Nominating Committee selects and nominates new non-interested directors. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Fund. The Fund does not have a compensation committee.

                             AUDIT COMMITTEE REPORT

    The Board has an Audit Committee. Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent public accountants, reviewing annual financial statements and recommending the selection of the Fund's independent public accountants. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent public accountants are responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

    The Audit Committee has met with Fund management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended December 31, 2001. The Audit Committee has also met with the Fund's independent public accountants, PricewaterhouseCoopers LLP ("PwC"), and discussed with them certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by the Securities and Exchange Commission's (the "SEC") independence rules delineating relationships between the independent public accountants and the Fund and the impact that any such relationships may have on the objectivity and independence of the independent public accountants. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund and to CSAM, as more fully described below, was compatible with maintaining PwC's independence.

    The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent public accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

    Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2001 Annual Report to Shareholders for the period ended December 31, 2001 and be mailed to Shareholders and filed with the SEC.

       SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

    Enrique R. Arzac
    Lawrence J. Fox
    James S. Pasman, Jr.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    At a meeting held on February 12, 2002, the Board, including those directors who are not "interested persons" of the Fund, approved the selection of PricewaterhouseCoopers LLP for the fiscal year ending December 31, 2002. PwC has been the Fund's independent public accountants since the Fund commenced operations in 1987, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

    The Board's policy regarding engaging independent auditors' service is that the Board may engage the Fund's principal independent auditors to provide any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. The Board of Directors also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent auditors. The Audit Committee has considered whether the provision of services, described below under Financial Information Systems Design and Implementation Fees and All Other Fees, is compatible with maintaining the principal accountant's independence.

    The following table shows the aggregate fees PricewaterhouseCoopers LLP billed to the Fund, to CSAM and to any entity controlling, controlled by or under common control with CSAM that provides services to the Fund for their professional services rendered for the fiscal year ended December 31, 2001.

                                   FUND      CSAM AND CERTAIN AFFILIATES
                                -----------  ---------------------------
Audit Fees....................    $39,000              $      0
Financial Information Systems
Design and Implementation
Fees..........................    $     0              $      0
All Other Fees................    $ 2,500              $460,000

                                  COMPENSATION

    The following table shows certain compensation information for the directors of the Fund for the fiscal year ended December 31, 2001. All officers of the Fund are employees of and are compensated by CSAM. None of the Fund's executive officers or directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                AGGREGATE                   PENSION OR RETIREMENT
                                               COMPENSATION                BENEFITS ACCRUED AS PART
NAME OF DIRECTOR                                FROM FUND                      OF FUND EXPENSES
----------------                     --------------------------------  --------------------------------
Enrique R. Arzac...................              $20,500                              0

Lawrence J. Fox....................              $20,500                              0

James P. McCaughan*................              $     0                              0

James S. Pasman, Jr................              $20,500                              0

William W. Priest, Jr..............              $     0                              0

                                                                           TOTAL COMPENSATION FROM
                                          ESTIMATED ANNUAL BENE-            FUND AND FUND COMPLEX
NAME OF DIRECTOR                           FITS UPON RETIREMENT               PAID TO DIRECTORS
----------------                     --------------------------------  --------------------------------
Enrique R. Arzac...................                 0                              $ 72,792
Lawrence J. Fox....................                 0                              $ 38,292
James P. McCaughan*................                 0                              $      0
James S. Pasman, Jr................                 0                              $140,042
William W. Priest, Jr..............                 0                              $      0

---------------------

* Subsequent to December 31, 2001, Mr. McCaughan resigned as a director.

                                 REQUIRED VOTE

    In the election of a Director of the Fund, the candidate receiving a plurality of votes cast at the Meeting in person or by proxy without regard to class, if a quorum is present, will be elected. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposal 1.

               THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED
                          DIRECTORS," RECOMMENDS THAT
              YOU VOTE "FOR" THE NOMINEES SET FORTH IN PROPOSAL 1.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    As of March 4, 2002, no shareholder held 5% or more of the Fund's shares.

            SECTION 16(a) BENEFICIAL OWNERSHIP PREPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund's officers and trustees, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's securities, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended December 31, 2001, all filing requirements applicable to such persons were complied with.

                        BROKER NON-VOTES AND ABSTENTIONS

    A Proxy that is properly executed and returned accompanied by instructions to withhold authority to vote (an abstention) or that represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be treated as shares present, but that have not voted, for the purpose of determining a quorum for the transacting of business. The election of Directors (Proposal Number 1) requires that the successful candidate receive a plurality of votes cast at the Meeting; therefore, abstentions will be disregarded.

                REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

    The Fund sends unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, UPON REQUEST TO THE FUND, C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT 466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, TELEPHONE (1-800-293-1232) OR AT THE FUND'S WEBSITE AT WWW.CEFSOURCE.COM. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

     OTHER MATTERS WHICH MAY COME BEFORE THE MEETING; SHAREHOLDER PROPOSALS

    The Board is not aware of any other matters that will come before the Meeting. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2003 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than November 26, 2002. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

    Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or
(iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at Credit Suisse Asset Management Income Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, NY 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

    Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of Shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

    The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2003 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                            CREDIT SUISSE ASSET MANAGEMENT
                                                   INCOME FUND, INC.

       -------------------------------------------------------------------------

                                                    APRIL 25, 2002

4946-PS-02

                                      PROXY

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                               NEW YORK, NY 10017

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



The undersigned hereby appoints Messrs. Hal Liebes and Michael A. Pignataro, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of Credit Suisse Asset Management Income Fund, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, April 25, 2002 and at any adjournments thereof.

---------------------------- ----------------------------------------------------------- --------------------------
     SEE REVERSE SIDE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE                      SEE REVERSE SIDE
---------------------------- ----------------------------------------------------------- --------------------------



                                   DETACH HERE





[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL 1. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1.

1.  ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

         Nominee:   (01)   James S. Pasman, Jr. (three-year term)
                    (02)   William W. Priest, Jr. (three-year term)

/ / FOR all nominees listed above (except as marked to the contrary above)

/ / WITHHOLD AUTHORITY to vote for all nominees listed above

(Instruction: To withhold authority for any individual nominee, strike a line through such individual's name above.)

/ / MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:             Date                  Signature:             Date
          ----------       --------                    ----------       --------